BLACKROCK FUNDSSM

BLACKROCK ASSET ALLOCATION PORTFOLIO

(the “Fund”)

Supplement dated September 30, 2011 to the Prospectuses of the Fund, each dated January 28, 2011

Effective October 1, 2011, the Fund’s prospectuses are amended as set forth below:

Effective October 1, 2011, the Fund will change one of the components making up the customized weighted index against which it measures its performance from the S&P 500® Index to the MSCI All Country World Index (the “MSCI ACWI Index”). BlackRock Advisors, LLC believes that the MSCI ACWI Index better reflects the Fund’s increasing exposure to non-U.S. equities. The MSCI ACWI Index is an unmanaged market capitalization-weighted index made up of equities from 45 countries, including the United States.

As a result of this change, the table contained in the section entitled “Fund Overview — Performance Information” of each of the Fund’s Prospectuses is revised to add to the information provided therein the average annual total returns of the MSCI ACWI Index and of the customized weighted index, including the MSCI ACWI Index, as of December 31, 2010 as follows:

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
MSCI ACWI Index
(Reflects no deduction for fees, expenses or taxes)	12.67%	3.44%	3.20%
60% MSCI ACWI Index/40% Barclays Capital U.S. Aggregate Bond Index
(Reflects no deduction for fees, expenses or taxes)	10.77%	4.88%	4.67%

The first paragraph under the section captioned “Details About the Fund — How the Fund Invests — Primary Investment Strategies” is revised in its entirety as follows:

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, Fund management monitors and adjusts those allocations from time to time. The Fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The Fund measures its performance against the MSCI ACWI Index and the Barclays Capital U.S. Aggregate Bond Index, recognized unmanaged indices of stock and bond market performance, respectively, and a customized weighted index comprised of the returns of the MSCI ACWI Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%).

Shareholders should retain this Supplement for future reference.

Code #: ALLPR-AA-0911SUP